UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/11/2011

Pennsylvania Real Estate Investment Trust
(Exact name of registrant as specified in its charter)

Commission File Number:  1-6300

Pennsylvania	23-6216339
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

The Bellevue, 200 South Broad Street, Philadelphia, PA 19102
(Address of principal executive offices, including zip code)

215-875-0700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

By letter dated March 10, 2011, Rosemarie B. Greco notified the chair of the Nominating and Governance Committee of the Board of Trustees of Pennsylvania Real Estate Investment Trust (the "Company") of her decision not to stand for re-election to the Board of Trustees at the upcoming annual meeting of shareholders. Ms. Greco did not decline to stand for re-election because of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pennsylvania Real Estate Investment Trust

Date: March 16, 2011	By:	/s/ Bruce Goldman
Bruce Goldman
Executive Vice President and General Counsel